EXHIBIT 99.1


                     EMERGENT AUTO RECEIVABLES TRUST 1996-A


                               EMERGENT GROUP, INC

                     EMERGENT AUTO RECEIVABLES TRUST 1996-A

             6.55% $14,496,000 Auto Receivables Backed Certificates

                                     Class A





The information herein has been provided solely by PSI based on information with respect to the automobile loans provided by the Emergent Group, Inc. and its affiliates ("Emergent"). Neither Emergent nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                     EMERGENT AUTO RECEIVABLES TRUST 1996-A




                                    OVERVIEW

This transaction is the first non-prime auto loan securitization for Emergent. The structure is credit enhanced by a 100% FSA financial guaranty insurance policy on the Class A Certificates by subordinated Class B and Class C Certificates to be retained by the issuer, and by a spread account. The Class A Certificates will be rated AAA/Aaa by S&P and Moody's as a condition to issuance based on the aforementioned enhancements. The average life to maturity of the Class A Certificates is 1.35 years. Emergent is primarily involved in the financial services business, principally nonconforming residential mortgage lending, small business lending and non-prime automobile lending.

For additional information concerning pricing and relative value, please call Greg Richter or Rob Karr on the Asset-Backed trading desk at (212) 778-2741. Additional structural and collateral information can be provided by calling Glen Stein, (212) 778-2012, Evan Mitnick, (212) 778-7469, Karim Bhayani, (212)
778-4540, or Sean Arnold, (212) 778-4921 of the Asset-Backed Finance Group.





     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                     EMERGENT AUTO RECEIVABLES TRUST 1996-A


                               Transaction Summary


Title of Securities:         Emergent  Auto  Receivables   Trust  1996-A,   Auto
                             Receivables  Backed  Certificates,   Class  A  (the
                             "Class A Certificates").

Securities Offered:          $14,496,000 (approximate) of publicly-offered Class
                             A Certificates.

Average Life to Call:        1.3 years.

Average Life to Maturity:    1.4 years.

Class A Pass-
Through Rate:                6.55%  per  annum,  calculated  on the  basis  of a
                             30/360 day count.

Price:                       100-00

Spread:                      75 b.p.

Pricing Speed:               1.3  ABS

Yield:                       6.360%

Expected Maturity to Call:   November 20, 1998

Expected Maturity:           June 20, 2000

Stated Maturity:             February 20, 2003

Pricing Date:                March 22, 1996.

Closing Date:                March 27, 1996.

Dated Date:                  March 1, 1996.

Record Date:                 The last business day of the month preceding any
                             distribution date, except for the first
                             distribution date for which the Record Date is the Closing Date.

Payment Frequency:           Monthly, on the 20th day or first business day
                             thereafter, beginning April 22, 1996.

Payment Delay:               19 days.

Depositor:                   Prudential Securities Secured Financing
                             Corporation, a Delaware corporation.

Seller: Emergent Auto Holdings Corp., a Delaware corporation.

Originators and
Sub-Servicers:               The Loan Pro$, Inc., and Premier Financial
                             Services, Inc., both South Carolina corporations
                             (subsidiary companies of Emergent Financial
                             Corporation).

Servicer:                    Emergent Group Inc, a South Carolina corporation.

Structure:                   Grantor Trust Pass-Through.

Trustee and
Backup Servicer:             Bankers Trust Company, a New York banking
                             corporation.

Trust Assets:                The Trust assets include certain non-prime
                             installment sales contracts (the Receivables) secured by used automobiles, light duty trucks, vans and mini-vans, certain moneys due thereunder on or after the Cut-Off Date, security interests in the Financed Vehicles or other property securing the Receivables, and any proceeds from claims on certain insurance policies.

The Receivables:             100% of the Receivables comprising the property of
                             the Trust consist of non-prime automobile installment sales contracts that were purchased by the Seller from the Originators and then sold to the Depositor. More than 98% of the Receivables were originated in the state of South Carolina. The
                             Receivables include vehicles from model years 1963 to 1995. More than 81% of the pool is comprised of model years 1989-1995 (see Auto Model Year Table).

                             The Receivables have an aggregate principal balance of $16,107,339.72 as of the Cut-Off Date. 89.25% of the Original Pool Balance are direct loans and 10.75% are indirect loans. The Receivables have a weighted average APR of approximately 27.61%, a weighted average original maturity of 39 months and a weighted average remaining maturity of 33 months.



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                     EMERGENT AUTO RECEIVABLES TRUST 1996-A


                             The Receivables constitute substantially all of the automobile sale contracts as of the Cut-Off Date included in the Originators' portfolios meeting the following selection criteria: (i) was originated in the United States, (ii) has a contractual APR that equals or exceeds 17%, (iii) provides for level monthly payments which provide interest at the APR and fully amortize the amount financed over an original term no greater than 72 months, (iv) is not more than 30 days past due as of the Cut-Off Date, (v) is attributable to the purchase of a used automobile, light duty truck, van or mini-van and
                             (vi) has a remaining term of not more than 70 months.

Cut-Off Date:                February 29, 1996.

Flow of Funds:               On  each  Distribution   Date,  the  Trustee  shall
                             deliver the following amounts in the following order of priority:

                             1. Servicing Fee, Supplemental Servicing Fee, and certain other amounts;

                             2.   Certain other accrued and unpaid fees;

                             3.   Class  A  Interest  and   Interest   Carryover
                                  Shortfall, if any;

                             4. Class A Principal and Principal Carryover Shortfall, if any;

                             5. Certificate Insurer amounts owing and not paid;

                             6. Any remaining Available Funds will first be deposited in the spread account; any further excess amounts will be distributable to the Subordinated Certificateholders.

Credit Enhancement:          The  following  enhancements  have been  structured
                             into the transaction:

                             1. Payment of current interest and scheduled principal on the Class A Certificates is unconditionally and irrevocably guaranteed pursuant to the financial guaranty insurance policy issued by FSA.

                             2. A Spread Account will contain an initial deposit of 8% of initial pool principal balance and is scheduled to build to 10% of current-balance with a floor equal to 3% of the initial pool principal balance.

                             3. Distributions of interest and principal to the Class B and Class C Certificates will be subordinated in priority of payment to interest and principal due on the Class A Certificates. The Class B Initial Principal Balance is 10% of the total Certificate balance.

Ratings: AAA/Aaa by Standard & Poor's and Moody's, respectively, based on a financial guaranty insurance policy by FSA.

ERISA:                       The Class A Certificates are ERISA eligible.

Servicing Fee:               3.00% per annum of the aggregate Pool Balance
                             outstanding.

Optional Termination: The Trust Receivables will be subject to optional purchase by the Servicer as of the last day of any month in which the Outstanding Pool Balance is 10% or less of the Original Pool Balance.

Denominations:               Minimum denominations of $1,000,000 and integral
                             multiples of $1,000 in excess thereof.

Prospectus:                  The Class A Certificates are being offered pursuant
                             to a Prospectus which includes a Prospectus
                             Supplement (together, the "Prospectus"). Complete information with respect to the Class A
                             Certificates and the Collateral is contained in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                     EMERGENT AUTO RECEIVABLES TRUST 1996-A



            Delinquency Experience of the Emergent Auto Loan Program
                             Year Ended December 31,


                                 1995(1)                             1994                              1993
                        Dollar             % of            Dollar            % of            Dollar             % of
                        Amount        Total Portfolio      Amount       Total Portfolio      Amount        Total Portfolio
                        ------        ---------------      ------       ---------------      ------        ---------------
Total Originators'
  Portfolio
  at Year End        $17,673,176            100%        $ 8,482,924            100%        $ 6,011,554            100%

Delinquencies:

30-59 Days             1,658,811             9.4            194,356             2.3            168,375             2.8
60+ Days                 603,196             3.4            121,202             1.4            403,493             6.7

Total
Delinquencies          2,262,007            12.8            315,558             3.7            571,868             9.5



(1) Beginning in September 1995, delinquencies were calculated on the following month's opening date, rather than the current month's opening date. While this is a more conservative presentation compared to industry standard, Emergent believes that this method more accurately reflects the actual past due status at month end. The statistics for 1994 and 1993 have not been restated following this method.

                Loss Experience of the Emergent Auto Loan Program
                             Year Ended December 31,

                                1995(1)                            1994                              1993
                        Dollar             % of            Dollar            % of            Dollar             % of
                        Amount        Total Portfolio      Amount       Total Portfolio      Amount        Total Portfolio
                        ------        ---------------      ------       ---------------      ------        ---------------
Total Originators'
Portfolio at
Year End(1)          $17,673,176             100%       $ 8,482,924             100%       $ 6,011,554             100%

Net Charge-Offs          480,773             2.72           183,228             2.16           260,454             4.33


(1) Total Originations = total amount of the vehicles financed by the Originators plus the total cost to the Originators of Receivables purchased from dealers.


Deferments:                  The Originators as Sub-Servicers do allow for loan
                             deferments in extraordinary circumstances where the borrower has a positive loan payment history. These cases are reviewed on an individual basis and must be approved by the branch manager. The
                             Sub-Servicers will only permit two deferments over a twelve-month period, and deferments are allowed only for the interest that is due on the account or one-half of a payment, whichever is greater. Each deferment will extend the term of the loan by one month. The Originators rewrite contracts under extraordinary circumstances.





THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                     EMERGENT AUTO RECEIVABLES TRUST 1996-A




Financial Strategies          03/18/96 07:05:39 pm         Prudential Securities
Group            IMPACT CMO/ABS Analytics - Digest Information      Incorporated
Deal ID/CUSIP EGI6A       Not Priced Yet (Hidden) Deal Date      03/19/96
Series        1996-A                              Delivery Date  03/27/96
Underwriter   PSI                                 Dated Date     03/01/96
Issuer        EMERGENT GROUP INC.                 Credit Support 100% FSA WRAP
Collateral    (Real)                              Deal Type      CAR   REMIC
N/GWAC (Orig)       /        (24.613/27.613)      Pricing Speed  ABS 1.30
WAM    (Orig)         (2.867)                     Rating         AAA/Aaa
Size          16,107,340                          Coupon Range
Trustee                                           Modeled        R
View          Summary                             On Page         1 of 4



Class    Coupon   Mat    Amt 000   AvLf   Sprd    Price     Yield    Description
------  -------  -----   -------   ----   ----   -------   -------   -----------
A         6.550   2/03    14,496   1.35    75     100-00    6.360    CUR


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Financial Strategies          03/22/96 11:03:09 am         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP EGI6A                               Coupon                   6.550
Class         A      CUR                          Accr  0.47306 1st Pmt 04/20/96
Collateral    (Real)                              Factor             on   /  /
N/GWAC (Orig)       /        (24.613/27.613)
WAM    (Orig)         (2.867)                     Mat N/A        Settle 03/27/96
CenterPrice   100-00  Inc   0.5               Table Yield        Roll@

          ABS 1.30  ABS 1.20  ABS 1.00  ABS 0.80  ABS 1.40  ABS 1.60  ABS 1.80
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22+    6.600     6.601     6.602     6.603     6.599     6.598     6.596
   99-23     6.588     6.588     6.590     6.592     6.587     6.585     6.582
   99-23+    6.575     6.576     6.578     6.580     6.574     6.571     6.568
   99-24     6.562     6.563     6.566     6.568     6.561     6.558     6.555
   99-24+    6.549     6.551     6.554     6.557     6.548     6.544     6.541
   99-25     6.537     6.539     6.542     6.545     6.535     6.531     6.527
   99-25+    6.524     6.526     6.530     6.533     6.522     6.518     6.513
   99-26     6.512     6.514     6.518     6.522     6.509     6.504     6.499
   99-26+    6.499     6.501     6.506     6.510     6.496     6.491     6.485
   99-27     6.486     6.489     6.494     6.498     6.483     6.478     6.471
   99-27+    6.474     6.476     6.482     6.487     6.471     6.464     6.457
   99-28     6.461     6.464     6.470     6.475     6.458     6.451     6.443
   99-28+    6.448     6.452     6.458     6.463     6.445     6.438     6.429
   99-29     6.436     6.439     6.446     6.452     6.432     6.424     6.416
   99-29+    6.423     6.427     6.434     6.440     6.419     6.411     6.402
   99-30     6.410     6.414     6.422     6.428     6.406     6.398     6.388
   99-30+    6.398     6.402     6.410     6.417     6.393     6.384     6.374
   99-31     6.385     6.390     6.398     6.405     6.381     6.371     6.360
   99-31+    6.373     6.377     6.386     6.394     6.368     6.358     6.346
  100-00     6.360     6.365     6.374     6.382     6.355     6.344     6.332
  100-00+    6.347     6.352     6.362     6.370     6.342     6.331     6.319
  100-01     6.335     6.340     6.350     6.359     6.329     6.318     6.305
  100-01+    6.322     6.328     6.338     6.347     6.316     6.304     6.291
  100-02     6.310     6.315     6.326     6.335     6.304     6.291     6.277
  100-02+    6.297     6.303     6.314     6.324     6.291     6.278     6.263
  100-03     6.284     6.290     6.302     6.312     6.278     6.264     6.249
  100-03+    6.272     6.278     6.290     6.301     6.265     6.251     6.236
  100-04     6.259     6.266     6.278     6.289     6.252     6.238     6.222
  100-04+    6.247     6.253     6.266     6.277     6.240     6.225     6.208
  100-05     6.234     6.241     6.254     6.266     6.227     6.211     6.194
  100-05+    6.221     6.229     6.242     6.254     6.214     6.198     6.180
  100-06     6.209     6.216     6.230     6.243     6.201     6.185     6.167
  100-06+    6.196     6.204     6.218     6.231     6.188     6.171     6.153
  100-07     6.184     6.192     6.206     6.220     6.176     6.158     6.139
  100-07+    6.171     6.179     6.194     6.208     6.163     6.145     6.125
  100-08     6.159     6.167     6.182     6.196     6.150     6.132     6.111
  100-08+    6.146     6.155     6.170     6.185     6.137     6.118     6.098
  100-09     6.134     6.142     6.158     6.173     6.125     6.105     6.084
  100-09+    6.121     6.130     6.146     6.162     6.112     6.092     6.070

Avg. Life    1.351     1.376     1.424     1.472     1.326     1.275     1.224
Mod. Dur.    1.233     1.255     1.297     1.338     1.212     1.168     1.123
Mac. Dur.    1.273     1.295     1.338     1.381     1.250     1.205     1.159
1st  Pmt.    0.064     0.064     0.064     0.064     0.064     0.064     0.064
Last Pmt.    4.231     4.231     4.231     4.231     4.231     4.231     4.231


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------
     -  Emergent Group Inc
     -  Cut Off Date of Tape is  2/29/96
     -  AUTO LOANS
     -      $16,107,339.72
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   3,154

Aggregate Unpaid Principal Balance:                $16,107,339.72
Aggregate Original Principal Balance:              $18,924,283.95

Weighted Average Net Coupon:                              24.615%
Net Coupon Range:                              14.820% -  42.990%

Weighted Average Gross Coupon:                            27.615%
Gross Coupon Range:                            17.820% -  45.990%
--------------------------------------------------------------------------------
Average Unpaid Principal Balance:                       $5,106.96
Average Original Principal Balance:                     $6,000.09

Maximum Unpaid Principal Balance:                      $18,523.29
Minimum Unpaid Principal Balance:                           $5.45

Maximum Original Principal Balance:                    $18,656.08
Minimum Original Principal Balance:                       $483.58

Weighted Avg. Stated Rem. Term (LPD to Mat Date):          32.880
Stated Rem Term Range:                           2.000 -   70.000

Weighted Avg. Amortized Rem. Term:                         33.850
Amortized Rem Term Range:                        0.000 -  105.151

Weighted Average Age (First Pay thru Last Pay):             6.393
Age Range:                                       0.000 -   48.000

Weighted Average Original Term:                            39.265
Original Term Range:                             4.000 -   72.000

Weighted Average Original LTV:                            104.693
Original LTV Range:                             8.955% - 759.892%
--------------------------------------------------------------------------------


                                  GROSS COUPON
--------------------------------------------------------------------------------


                                                                               WA              WA        Max. Orig         Total
                    Gross                               #      %              Rem     WA      Orig         Loan           Current
                    Coupon                             Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

17.00% Less than Gross Coupon Less than or = 18.00%    175   7.00   17.960  34.36   5.14   103.53          $18,656     $1,127,793.24
18.00% Less than Gross Coupon Less than or = 19.00%     20    .73   18.928  33.10   5.34    94.93          $12,026       $118,377.02
19.00% Less than Gross Coupon Less than or = 20.00%     40   1.37   19.880  31.37   7.71   118.17          $14,308       $220,572.44
20.00% Less than Gross Coupon Less than or = 21.00%     44   1.41   20.891  30.83   6.09    99.46           $9,905       $227,739.82
21.00% Less than Gross Coupon Less than or = 22.00%     25    .87   21.821  31.49   5.14    91.14          $11,929       $140,544.89
22.00% Less than Gross Coupon Less than or = 23.00%      9    .24   22.781  22.67   8.80   101.85           $9,605        $38,304.48
23.00% Less than Gross Coupon Less than or = 24.00%    195   5.89   23.924  28.70   7.42   102.23          $13,565       $948,251.75
24.00% Less than Gross Coupon Less than or = 25.00%     64   2.82   24.848  41.76   7.22   106.58          $18,149       $454,280.64
25.00% Less than Gross Coupon Less than or = 26.00%     80   3.12   25.898  39.21   5.63   103.62          $13,501       $502,795.47
26.00% Less than Gross Coupon Less than or = 27.00%    158   6.94   26.968  38.31   7.70   108.07          $16,195     $1,117,517.34
27.00% Less than Gross Coupon Less than or = 28.00%    333   9.03   27.922  29.11   7.02   102.37          $18,303     $1,454,463.87
28.00% Less than Gross Coupon Less than or = 29.00%    807  29.44   28.985  35.07   6.18   106.37          $16,584     $4,741,331.09
29.00% Less than Gross Coupon Less than or = 30.00%    777  24.84   29.916  32.20   6.56   104.12          $12,420     $4,001,473.16
30.00% Less than Gross Coupon Less than or = 31.00%     46   1.27   30.932  28.74   5.18   114.60           $9,181       $203,834.05
31.00% Less than Gross Coupon Less than or = 32.00%     65   1.41   31.900  23.32   4.07   114.40          $11,897       $226,512.84
32.00% Less than Gross Coupon Less than or = 33.00%     36    .65   32.896  23.50   8.89    94.20           $8,505       $104,827.68
33.00% Less than Gross Coupon Less than or = 34.00%     23    .44   33.874  20.60   2.24   100.28           $6,326        $71,117.03
34.00% Less than Gross Coupon Less than or = 35.00%     17    .21   34.798  16.09   5.27    91.13           $5,205        $34,630.53
35.00% Less than Gross Coupon Less than or = 36.00%    190   1.90   35.907  16.47   4.43    98.60           $6,194       $306,621.72
36.00% Less than Gross Coupon Less than or = 37.00%      3    .02   36.817  12.67    .51    45.38           $1,405         $3,557.81
37.00% Less than Gross Coupon Less than or = 38.00%      4    .02   37.864   9.79   8.80    63.47           $2,115         $3,646.87
38.00% Less than Gross Coupon Less than or = 39.00%      1    .02   39.000  17.00   1.00   106.74           $2,668         $2,565.53
39.00% Less than Gross Coupon Less than or = 40.00%      4    .05   39.916  16.30   1.56    84.32           $2,998         $7,616.33
41.00% Less than Gross Coupon Less than or = 42.00%     33    .27   41.986  12.96   4.81    79.90           $5,039        $43,933.82
42.00% Less than Gross Coupon Less than or = 43.00%      1    .01   42.900  15.00    .00    69.52           $2,294         $2,294.00
43.00% Less than Gross Coupon Less than or = 44.00%      1    .00   43.990   3.00   9.00   181.63           $1,453           $420.73
45.00% Less than Gross Coupon Less than or = 46.00%      3    .01   45.990   8.89   7.60    34.80           $1,565         $2,315.57
------------------------------------------------------------------------------------------------------------------------------------

Total...........................                     3,154 100.00%  27.615  32.88   6.39   104.69          $18,656    $16,107,339.72
====================================================================================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                ORIGINAL MATURITY
--------------------------------------------------------------------------------

                                                                              WA              WA        Max. Orig         Total
                    Original                           #      %              Rem     WA      Orig         Loan           Current
                    Maturity                          Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

  0  Less than Original Maturity Less than or =  12    120    .73   33.957   8.88   2.81    80.52           $3,566       $117,312.57
 12  Less than Original Maturity Less than or =  24    839  13.06   29.358  17.56   4.73   101.31           $9,999     $2,103,029.10
 24  Less than Original Maturity Less than or =  36  1,037  31.42   27.112  26.75   6.41   104.02          $13,226     $5,061,583.10
 36  Less than Original Maturity Less than or =  48    895  39.72   27.474  37.37   6.90   107.13          $18,303     $6,398,235.41
 48  Less than Original Maturity Less than or =  60    255  14.54   27.227  47.96   6.59   103.35          $18,656     $2,341,418.46
 60  Less than Original Maturity Less than or =  72      8    .53   27.004  56.70   7.99   115.30          $16,195        $85,761.08
------------------------------------------------------------------------------------------------------------------------------------
Total.....                                           3,154 100.00%  27.615  32.88   6.39   104.69          $18,656    $16,107,339.72
====================================================================================================================================


                                 REMAINING TERM
--------------------------------------------------------------------------------

                                                                        WA              WA      Max. Orig         Total
                                                 #      %              Rem     WA      Orig       Loan           Current     %
                  Remaining Term                Loan   Pool      WAC   Term    Age     LTV       Amount          Balance    Loan
  0 Less thanRem Term Less than or =  5          114    .63   29.757   4.10  21.72   103.32     $11,565      $101,517.68    3.61
  5 Less thanRem Term Less than or = 11          309   3.11   29.534   8.96  15.68    97.66     $11,203      $500,436.16    9.80
 11 Less thanRem Term Less than or = 17          447   7.12   28.847  14.51  11.47   101.11     $13,501    $1,146,338.16   14.17
 17 Less thanRem Term Less than or = 23          500  11.83   28.092  20.39   8.83   102.24     $12,189    $1,905,697.83   15.85
 23 Less thanRem Term Less than or = 29          451  14.20   27.453  26.37   6.66   104.38     $13,493    $2,287,183.46   14.30
 29 Less thanRem Term Less than or = 35          481  19.13   27.098  32.39   5.93   102.29     $12,805    $3,081,361.77   15.25
 35 Less thanRem Term Less than or = 41          395  18.73   27.523  38.34   5.25   106.16     $18,303    $3,017,336.70   12.52
 41 Less thanRem Term Less than or = 47          264  13.60   27.732  44.13   3.76   108.89     $14,660    $2,190,788.69    8.37
 47 Less thanRem Term Less than or = 53          145   8.67   26.664  49.94   3.31   109.20     $18,656    $1,395,768.17    4.60
 53 Less thanRem Term Less than or = 59           45   2.77   27.134  55.51   1.57   103.94     $15,968      $446,733.12    1.43
 59 Less thanRem Term Less than or = 65            2    .11   29.445  60.00    .00   101.30      $9,978       $17,983.03     .06
 65 Less thanRem Term Less than or = 72            1    .10   27.000  70.00   2.00   170.47     $16,195       $16,194.95     .03
---------------------------------------------------------------------------------------------------------------------------------
Total.....                                     3,154 100.00%  27.615  32.88   6.39   104.69     $18,656   $16,107,339.72  100.00%
=================================================================================================================================

                  LOAN AGE IN MONTHS (FIRST PAY THRU LAST PAY)
--------------------------------------------------------------------------------

                                                                           WA                           Total
                                                  #         %              Rem        WA                Current
           Age of Loan                           Loan      Pool            Term       Age               Balance

  0 Less than Age Less than or = 12              2,641     88.74           34.55      4.64            $14,293,641.74
 12 Less than Age Less than or = 24                410      9.26           21.02     18.19             $1,492,274.08
 24 Less than Age Less than or = 36                 94      1.89           14.24     29.25               $304,145.41
 36 Less than Age Less than or = 48                  9       .11            6.37     38.67                $17,278.49
------------------------------------------------------------------------------------------------------------------------------------
Total............                                3,154    100.00%          32.88      6.39            $16,107,339.72
====================================================================================================================================


                                ORIGINATION YEAR
--------------------------------------------------------------------------------
                                          WA                        Total
  Year of              #      %          Rem     WA                Current
Origination           Loan   Pool        Term    Age               Balance

   1992                   6    .07        7.19  39.66                $10,812.79
   1993                  85   1.66       13.64  30.13               $266,961.42
   1994                 400   8.97       20.56  18.73             $1,444,599.81
   1995               2,083  67.21       33.30   6.15            $10,825,774.75
   1996                 580  22.10       38.11    .23             $3,559,190.95
--------------------------------------------------------------------------------
Total.....            3,154 100.00%      32.88   6.39            $16,107,339.72
================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   CURRENT APPRAISAL BASED ON NADA VALUES
-------------------------------------------------------------------------------

                 Current
                Appraisal                              # Loans  % Pool    WAC      WAM     WALTV

                  Appraisal Less than or =    2,500        320    3.23   30.32    17.08   164.47
  2,500 Less than Appraisal Less than or =    5,000        963   18.82   28.72    22.44   112.31
  5,000 Less than Appraisal Less than or =    7,500        999   34.93   27.87    32.48   105.45
  7,500 Less than Appraisal Less than or =   10,000        635   29.41   27.35    38.07    99.31
 10,000 Less than Appraisal Less than or =   15,000        216   12.11   25.56    40.65    90.92
 15,000 Less than Appraisal Less than or =   20,000         18    1.23   23.60    41.31    82.57
 20,000 Less than Appraisal Less than or =   25,000          3     .26   24.37    50.30    65.76
------------------------------------------------------------------------------------------------
Total.............                                       3,154  100.00%
================================================================================================


                                 LOAN EXTENSIONS                 18-Mar-1996
--------------------------------------------------------------------------------

                                                                 Total
   Number of                 #           %                      Current
Loan Extensions             Loan        Pool                    Balance

        0                   2,938       93.38               $15,040,745.87
        1                     163        5.19                  $836,745.20
        2                      53        1.43                  $229,848.65
--------------------------------------------------------------------------------
Total.....                  3,154      100.00%               $16,107,339.72
================================================================================


                            ORIGINAL MORTGAGE AMOUNT
--------------------------------------------------------------------------------

                                                                              WA              WA      Max. Orig         Total
                 Original                          #       %                 Rem     WA      Orig       Loan           Current
               Mortgage Amt.                      Loan    Pool       WAC     Term    Age     LTV       Amount          Balance

     0 Less than Balance Less than or =    3,000    498    4.57    31.250    14.26   4.50    94.16         $3,000       $735,858.67
 3,000 Less than Balance Less than or =    6,000  1,071   23.82    28.285    23.25   6.13   102.16         $6,000     $3,836,615.70
 6,000 Less than Balance Less than or =    9,000  1,134   45.27    27.676    34.40   6.78   105.94         $9,000     $7,291,844.70
 9,000 Less than Balance Less than or =   12,000    404   22.55    26.714    41.60   6.53   106.71        $11,975     $3,632,658.81
12,000 Less than Balance Less than or =   15,000     37    2.78    23.748    44.31   5.16   108.78        $14,660       $447,813.86
15,000 Less than Balance Less than or =   18,000      7     .67    23.256    50.82   4.96   100.82        $17,572       $108,296.86
18,000 Less than Balance Less than or =   21,000      3     .34    23.550    48.33   1.65    98.59        $18,656        $54,251.12
------------------------------------------------------------------------------------------------------------------------------------
Total....................                         3,154  100.00%   27.615    32.88   6.39   104.69        $18,656    $16,107,339.72
====================================================================================================================================


                             CURRENT MORTGAGE AMOUNT
--------------------------------------------------------------------------------

                                                                                 WA              WA      Max. Orig        Total
                   Current                            #       %                 Rem     WA      Orig       Loan          Current
                Mortgage Amt.                        Loan    Pool       WAC     Term    Age     LTV       Amount         Balance

      0 Less than Balance Less than or =     3,000    873    9.52    29.606    13.85   9.45    98.67        $11,105    $1,533,451.65
  3,000 Less than Balance Less than or =     6,000  1,084   30.28    27.953    25.00   8.07   103.21        $11,565    $4,876,837.75
  6,000 Less than Balance Less than or =     9,000    907   41.49    27.569    37.47   5.53   105.65        $13,501    $6,683,625.55
  9,000 Less than Balance Less than or =    12,000    260   16.08    26.668    44.52   4.25   108.18        $13,802    $2,589,367.01
 12,000 Less than Balance Less than or =    15,000     22    1.80    22.689    47.76   2.88   109.42        $16,030      $289,247.46
 15,000 Less than Balance Less than or =    18,000      6     .61    24.075    52.68   3.34   106.03        $18,149       $98,097.71
 18,000 Less than Balance Less than or =    21,000      2     .23    22.905    47.05   1.00    92.18        $18,656       $36,712.59
------------------------------------------------------------------------------------------------------------------------------------
Total.....                                          3,1541  00.00%   27.615    32.88   6.39   104.69        $18,656   $16,107,339.72
====================================================================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


                                                 DIRECT/INDIRECT                                     18-Mar-1996
-------------------------------------------------------------------------------------------------------------------

                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
Loan Source                      Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

    1 = DIRECT                   2,890  89.25   27.605  32.36   6.82   103.99          $18,656    $14,375,898.10
    2 = INDIRECT                   264  10.75   27.694  37.20   2.83   110.55          $18,149     $1,731,441.62
-------------------------------------------------------------------------------------------------------------------
Total.....                       3,154 100.00%  27.615  32.88   6.39   104.69          $18,656    $16,107,339.72
===================================================================================================================


                                              TYPE OF AMORTIZATION                                   18-Mar-1996
-------------------------------------------------------------------------------------------------------------------

                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
Loan Amortization Type           Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

     1 = SIMPLE INTEREST         3,124  99.33   27.646  32.96   6.28   104.72          $18,656    $15,999,605.21
     2 = RULE OF 78                 30    .67   22.983  21.59  22.52   101.34          $14,308       $107,734.51
-------------------------------------------------------------------------------------------------------------------
Total.....                       3,154 100.00%  27.615  32.88   6.39   104.69          $18,656    $16,107,339.72
===================================================================================================================


                               GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------

                                WA                Total           Avg.
          #      %             Rem     WA        Current          Curr
 State  Loans   Pool           Term    Age       Balance          Bal

AL          2     .05          21.58  14.11           $8,264         $4,132
CA          1     .04          19.00  35.00           $5,794         $5,794
FL          3     .07          25.34  12.45          $11,168         $3,723
GA         22     .52          25.51   6.97          $83,615         $3,801
IL          1     .00           3.00  21.00             $797           $797
IN          2     .06          24.17  14.37          $10,133         $5,067
LA          2     .08          24.72  14.85          $12,289         $6,144
MD          1     .03           6.00  36.00           $4,273         $4,273
MS          1     .01          13.00  17.00           $2,346         $2,346
NC         27     .78          29.73   9.31         $125,689         $4,655
NJ          1     .01          16.00  11.00           $2,154         $2,154
NY          2     .06          24.10  10.89          $10,178         $5,089
PA          2     .05          34.85   5.18           $8,237         $4,119
SC      3,081   98.01          32.99   6.31      $15,787,194         $5,124
TN          4     .12          26.01  14.51          $19,712         $4,928
VA          2     .10          38.62   9.38          $15,498         $7,749
--------------------------------------------------------------------------------
Total.. 3,154  100.00%         32.88   6.39      $16,107,340         $5,107
================================================================================


                              Rescheduled Loans
--------------------------------------------------------------------------------

                                                                      Max. Loan
RESCHEDULED LOANS      # Loans   % Pool     WAC      WAM      WALTV    Amount

       N                3,094     98.16    27.59    33.01    104.62      $18,656
       Y                   60      1.84    29.19    25.91    108.72      $12,376
--------------------------------------------------------------------------------
Total.....              3,154    100.00%
================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                               ORIGINAL LTV RANGE
--------------------------------------------------------------------------------

                                                                                 WA              WA     Max. Orig         Total
                   LTV                                 #      %                 Rem     WA      Orig      Loan           Current
                  RANGE                               Loan   Pool      WAC      Term    Age     LTV      Amount          Balance

  0.000 Less than LTV Less than or =  50.000           102   1.13   30.633     20.19   4.28    35.42       $10,005       $182,404.96
 50.000 Less than LTV Less than or =  55.000            24    .38   30.011     23.65   4.03    52.93        $8,766        $61,330.47
 55.000 Less than LTV Less than or =  60.000            31    .54   26.288     24.31   5.25    58.45       $10,000        $87,259.08
 60.000 Less than LTV Less than or =  65.000            43    .90   28.042     26.66   5.28    62.20        $9,990       $145,678.55
 65.000 Less than LTV Less than or =  70.000            66   1.64   27.971     30.70   4.81    68.11       $15,968       $264,437.40
 70.000 Less than LTV Less than or =  75.000            62   1.54   27.628     26.48   8.45    72.36       $13,501       $248,185.74
 75.000 Less than LTV Less than or =  80.000           126   3.60   26.784     30.66   5.42    77.81       $17,410       $579,151.70
 80.000 Less than LTV Less than or =  85.000           132   4.05   26.545     28.96   7.84    82.72       $16,030       $652,257.55
 85.000 Less than LTV Less than or =  90.000           224   6.34   27.185     30.63   6.49    87.81       $13,000     $1,021,845.23
 90.000 Less than LTV Less than or =  95.000           327  10.53   27.201     31.36   7.70    92.64       $18,656     $1,696,639.73
 95.000 Less than LTV Less than or = 100.000           510  16.49   26.510     33.02   6.52    98.02       $15,005     $2,655,406.50
100.000 Less than LTV Less than or = 120.000         1,054  38.78   28.201     35.34   6.31   108.26       $18,149     $6,245,918.98
120.000 Less than LTV Less than or = 150.000           322  10.39   28.371     33.22   5.74   128.86       $14,568     $1,674,117.47
150.000 Less than LTV Less than or = 200.000            84   2.36   26.949     31.12   5.77   168.15       $16,195       $379,729.51
200.000 Less than LTV Less than or = 250.000            21    .65   27.940     30.12   4.29   228.33       $10,275       $104,374.33
250.000 Less than LTV Less than or = 350.000            13    .25   26.808     27.39   5.32   290.45        $9,298        $40,789.63
350.000 Less than LTV Less than or = 500.000             9    .37   25.134     39.29   2.36   396.06       $11,078        $60,200.93
500.000 Less than LTV Less than or = 1100.00             4    .05   25.651     17.00   7.54   661.70        $3,380         $7,611.96
------------------------------------------------------------------------------------------------------------------------------------
Total............                                    3,154 100.00%  27.615     32.88   6.39   104.69       $18,656    $16,107,339.72
====================================================================================================================================


                                 AUTO MODEL YEAR
--------------------------------------------------------------------------------



                       Percent of  Principal               WA      WA    Percent
Model Year   # Loans   Loan Count   Balance       WAC   REM TERM   OT   of Total

   1963           1       .03       $1,611.21    27.720   13.00   18.00      .01
   1966           2       .06       $6,700.07    20.532   27.93   32.20      .04
   1967           2       .06       $2,966.85    25.714   10.00   21.31      .02
   1972           4       .13       $5,715.63    26.033   11.06   19.69      .04
   1973           3       .10       $3,030.69    32.567   10.99   19.56      .02
   1974           1       .03         $327.23    29.610    2.00   12.00      .00
   1975           3       .10       $9,071.53    24.045   20.98   29.53      .06
   1976           1       .03       $1,589.87    27.990   14.00   19.00      .01
   1977           8       .25      $12,018.18    30.829   14.16   18.04      .07
   1978           5       .16      $17,274.13    22.996   26.16   33.02      .11
   1979           7       .22      $18,752.24    20.068   22.41   32.55      .12
   1980           7       .22      $22,713.82    22.875   22.44   28.76      .14
   1981           3       .10      $10,564.58    22.514   25.05   26.46      .07
   1982          14       .44      $35,162.67    25.790   21.18   26.14      .22
   1983          31       .98      $78,747.44    28.494   20.58   25.31      .49
   1984          51      1.62     $125,890.96    26.418   21.45   26.66      .78
   1985         100      3.17     $230,563.21    27.128   18.40   24.78     1.43
   1986         163      5.17     $411,803.04    27.650   20.19   26.92     2.56
   1987         246      7.80     $731,929.05    28.122   20.01   26.04     4.54
   1988         341     10.81   $1,219,837.40    27.558   22.79   29.29     7.57
   1989         464     14.71   $1,944,716.22    28.024   25.67   32.80    12.07
   1990         454     14.39   $2,375,793.25    27.836   29.00   35.92    14.75
   1991         454     14.39   $2,759,587.16    27.910   33.11   39.78    17.13
   1992         373     11.83   $2,554,343.09    27.622   37.18   44.46    15.86
   1993         245      7.77   $1,954,638.52    27.447   43.73   48.76    12.14
   1994         135      4.28   $1,204,644.50    27.094   47.84   52.86     7.48
   1995          36      1.14     $367,347.18    25.331   51.54   54.53     2.28
--------------------------------------------------------------------------------
Total.....    3,154  100.00    $16,107,339.72    27.615  32.88    39.27  100.00%
================================================================================



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.